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                                                                  Exhibit 10.11

                    Dated July 16,1997                          80,000 WARRANTS

                                UNDERWRITER'S WARRANT



    THIS CERTIFIES THAT May Davis Group, Inc. (the "Holder") is entitled to purchase from APOLLO INTERNATIONAL OF DELAWARE, INC. a Delaware corporation (the "Company"), up to 80,000 shares of the Company's common stock, $.01 par value (the "Shares"), and/or 80,000 redeemable common stock purchase warrants (the "Public Warrants"; together with the Shares, the "Securities") to purchase one share of Common Stock at $5.50 per share (the "Warrant Exercise Price"), at a purchase price of $8.25 per Share (the "Share Exercise Price") and $.4125 per Warrant (the "Warrant Exercise Price," collectively, with the Share Exercise Price, the "Exercise Prices"), subject to adjustment as provided in paragraph 8 hereof, at any time during the 48 month period commencing 12 months from the effective date of the Registration Statement, defined below, (the "Effective Date"). This Underwriter's Warrant (the "Underwriter's Warrant") is exercisable to purchase an aggregate of 80,000 Shares and/or 80,000 Public Warrants, issued pursuant to an Underwriting Agreement dated July 10, 1997, between the Company and May Davis Group, Inc. (the "Underwriter" or "Underwriters") (as defined in the Underwriting Agreement), in connection with a public offering, through the Underwriter, of 800,000 shares of Common Stock and 800,000 Warrants as therein described (and up to an additional 120,000 shares of Common Stock and 120,000 Warrants (the "Option Securities" covered by an over-allotment option granted by the Company to the Underwriter) hereinafter referred to together with the Option Securities, as the "Public Securities") and in consideration of $10.00 received by the Company for the Underwriter's Warrant. The Shares and Public Warrants issuable pursuant to the Underwriter's Warrant shall have same terms and conditions as the shares of Common Stock and Public Warrants making up the Public Securities, as described under the caption "Description of Securities" in the Company's Registration Statement on Form SB-2, File No. 333-18071 (the "Registration Statement"), except that the Holder shall have registration rights under the Securities Act of 1933 (the "Act"), for the Underwriter's Warrant, the Shares, Warrants, and the Shares issuable on the exercise of the Public Warrants.

    1. The rights represented by this Underwriter's Warrant shall be exercised at the price, subject to adjustment in accordance with paragraph 8 hereof, and during the periods as follows:

         (a) During the period from the date hereof to July 10, 1998 (the "Initial Period") inclusive, the Holder shall have no right to purchase any Securities hereunder.

         (b) Between July 10, 1998 and July 10, 2003 (the "Expiration Date") inclusive, the Holder shall have the option to purchase Shares hereunder at a price of $8.25 per Share and to purchase Warrants at a price of $.4125 per Warrant subject to adjustment as provided in paragraph 8 hereof.



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         (c)  After the Expiration Date, the Holder shall have no right to purchase any Securities hereunder.

    2. (a) The rights represented by this Underwriter's Warrant may be exercised at any time within the periods above specified, in whole or in part, by (i) the surrender of the Underwriter's Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of Securities specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of paragraph 6 and subparagraphs (b), (c) and (d) of paragraph 7 hereof. The Underwriter's Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date the Underwriter's Warrant is surrendered and payment is made in accordance with the foregoing provisions of this paragraph 2, and the person or persons in whose name or names the certificates for Shares and/or Public Warrants shall be issuable upon such exercise shall become the holder or holders of record of such Shares and Public Warrants at that time and Public Warrants so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after the rights represented by this Underwriter's Warrant shall have been so exercised.

    3. The Underwriter's Warrant shall not be transferred, sold, assigned, or hypothecated (other than by will or pursuant to the laws of descent and distribution) for a period of one year commencing July 10, 1997, except that it may be transferred to successors of the Holder, and may be assigned in whole or in part to any person who is an officer or director of the Holder or to any member of the selling group and/or the officers/directors or shareholders or partners thereof during such period. Any such assignment shall be effected by the Holder by (i) executing the form of assignment at the end hereof and (ii) surrendering the Underwriter's Warrant for cancellation at the office or agency of the Company referred to in paragraph 2 hereof, accompanied by a certificate (signed by an officer of the Holder if the Holder is a corporation), stating that each transferee is a permitted transferee under this paragraph 3; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Underwriter's Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of Securities as are purchasable hereunder.

    4. The Company covenants and agrees that all shares of Common Stock which may be purchased hereunder or upon exercise of the Underwriter's Warrants and/or Public Warrants will, upon issuance against payment of the purchase price therefor, be duly and validly issued, fully paid and nonassessable, and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which the Underwriter's Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Underwriter's Warrant and the Public Warrants.


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    5.   The Underwriter's Warrant shall not entitle the Holder to any voting rights or other rights as stockholders of the Company.

    6. (a)(i) The Company shall advise the Holder or its transferees, whether the Holder holds the Underwriter's Warrant or has exercised the Underwriter's Warrant and holds shares of Common Stock and/or Public Warrants, by written notice at least four weeks prior to the filing of any post-effective amendment to the Registration Statement or of any new registration statement or post-effective amendment thereto under the Act covering any securities of the Company, for its own account or for the account of others, except for any registration statement filed on Form S-4 or S-8 (including a Form S-3 related to a Form S-8) and will, for a period of five years beginning one year after the Effective Date, upon the request of the Holder, and subject to subparagraph 6(a)(ii), include in any such post-effective amendment to the Registration Statement or in any new registration statement such information as may be required to permit a public offering of the Underwriter's Warrant, the Common Stock issuable upon the exercise thereof or upon exercise of the Public Warrants and the Public Warrants (collectively, the "Registrable Securities"). The Company shall supply prospectuses and such other document as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states as the Holder designates and do any and all other reasonable acts and things which may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Registrable Securities, all at no expense to the Holder or the Underwriter, (other than the fees and disbursements of counsel for the Holder and the underwriting discounts and commission, if any, payable in respect of the Securities) of the Holder or any such holders, and furnish indemnification in the manner provided in paragraph 7 hereof; provided, however, the Company shall not be required to (A) qualify to do business in any state by reason of this Section 6 in which it is not otherwise required to qualify to do business, (B) or register or qualify in any state which will impose material burdens on the Company or its principals, including without limitation, the obligation to pay any corporate taxes. The Holder shall furnish information and indemnification as set forth in paragraph 7 hereof. (ii) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to subparagraph 6(a)(i). If the managing underwriter determines that a limitation of the number of shares to be underwritten is required, the underwriter may exclude some or all Registrable Securities from such registration (the "Excluded Registrable Securities"); provided, however, that if any securities of the Company are included in such registration statement for the account of any person other than the Company and the Holder or any such holder, the securities included in such registration statement for such other person shall have been reduced pro rata to the reduction of the Underwriter's Securities which were requested to be included in such registration.

         (b) On any one occasion only, any 50.1% Holder (as defined below) may give notice to the Company at any time to the effect that such Holder desires to register under the Act any or all of the Registrable Securities under such circumstances that a public distribution (within the meaning of the Act) of any such securities will be involved, then the Company will promptly, but no later than eight weeks after receipt of such notice, file a post-effective amendment to the

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current Registration Statement or a new registration statement pursuant to the
Act, so that such designated Registrable Securities may be publicly sold under the Act as promptly as practicable thereafter and the Company will use its best efforts to cause such registration to become and remain effective (including the taking of such steps as are necessary to obtain the removal of any stop order) within 90 days after the receipt of such notice of effectiveness, provided, that such Holder shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. Inclusive of this demand right shall be that the 50.1% Holder may, at its option, request the filing of a post-effective amendment to the current Registration Statement or a new registration statement under the Act, inclusive of the right granted by subparagraph 6(a) on one occasion only during the five-year period beginning one year from the Effective Date. The 50.1% Holder may, at its option, request the registration of the Underwriter's Warrant and/or any of the securities underlying the Underwriter's Warrant in a registration statement made by the Company as contemplated by subparagraph 6(a) or in connection with a request made pursuant to this subparagraph 6(b) prior to acquisition of the shares of Common Stock and/or Public Warrants issuable upon exercise of the Underwriter's Warrant. The 50.1% Holder may, at its option, request such post-effective amendment or new registration statement during the described period with respect to the Underwriter's Warrant, or separately as to the Common Stock and/or Public Warrant issuable upon the exercise of the Underwriter's Warrant, and such registration rights may be exercised by the 50.1% Holder prior to or subsequent to the exercise of this Underwriter's Warrant. Within ten days after receiving any such notice pursuant to this subparagraph 6(b), the Company shall give notice to any other Holder of the Underwriter's Warrant, advising that the Company is proceeding with such post-effective amendment or registration statement and offering to include therein the securities underlying the Underwriter's Warrants held by the other Holder, provided that they shall furnish the Company with such appropriate information (relating to the intentions of such Holder) in connection therewith as the Company shall reasonably request in writing. All costs and expenses of the post-effective amendment or new registration statement shall be borne by the Company, except that the Holder(s) shall bear the fees of their own counsel and any underwriting discounts or commissions applicable to any of the securities sold by them. The Company will maintain such registration statement or post-effective amendment current under the Act for a period of at least nine months (and for up to an additional three months if requested by the Holder(s)) from the effective date thereof. The Company shall provide prospectuses, and such other documents as the Holder(s) may request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states as such Holder(s) designate and furnish indemnification in the manner provided in paragraph 7 hereof; provided, however, the Company shall not be required to (A) qualify to do business in any state by reason of this Section 6 in which it is not otherwise required to qualify to do business, (B) or register or qualify in any state which will impose material burdens on the Company or its principals, including without limitation, the obligation to pay any corporate taxes.

         (c) The term "50.1 % Holder" as used in this paragraph 6 shall mean the Holder(s) of at least 50.1% of the Underwriter's Warrant and/or the Common Stock underlying the Underwriter's Warrant and the Public Warrants and shall include any owner or combination of owners of such securities, which ownership shall be calculated by determining the number of

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shares of Common Stock held by such owner or owners as well as the number of shares then issuable upon exercise of the Underwriter's Warrant and the Public Warrants.

         (d) If at any time prior to the effectiveness of the registration statement filed in connection with an offering pursuant to this paragraph 6 the 50.1% Holder shall determine not to proceed with the registration, upon notice to the Company and the payment to the Company by the 50.1% Holder of the Company's expenses, if any, theretofore incurred in connection with the registration statement, the 50.1% Holder may terminate its participation in the offering, and the registration statement previously filed shall not be counted against the number of demand registrations permitted under this paragraph 6.

         (e) Notwithstanding the foregoing, if the Company shall furnish to such 50.1% Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future containing the disclosure of material information required to be included therein by reason of the federal securities laws, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period during which such disclosure would be seriously detrimental, provided that this period will not exceed 60 days and provided further, that the Company shall not defer its obligation in this matter more than once in any 12 month period.

    7. (a) Whenever pursuant to paragraph 6 a registration statement relating to the Underwriter's Warrant or any Common Stock issued or issuable upon the exercise of the Underwriter's Warrant or the Public Warrants, or any Public Warrants is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the securities covered by such registration statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or therein not misleading and will reimburse the Distributing Holder or such controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof.


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         (b)  The Distributing Holder will indemnify and hold harmless the
Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint, or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arises out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

         (c) Promptly after receipt by an indemnified party under this paragraph 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this paragraph 7.

         (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         (e) In order to provide for just equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this
Section 7 makes claim for indemnification pursuant hereto but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction an the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such person in circumstances for which indemnification is provided under this
Section 7, then, and in each such case,


                                          6
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the Company and each Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion taking into consideration the relative benefits received by each party from the offering covered by the Prospectus (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was assessed, the opportunity to correct and prevent any statement or omission and other equitable considerations appropriate under the circumstances; and provided, that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contribution party"), notify the contributing party of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or his or its representative of the commencement thereof within the aforesaid fifteen (15) days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party
similarly notified.   Any such contributing party shall not be liable to any
party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The provisions contained in this Section 7 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

    8.   Adjustment of Exercise Price

         (a) Except as hereinafter provided, in the event the Company shall, at any time or from time to time after the date hereof, sell any shares of Common Stock for a consideration per share less than the lower of (i) the closing bid price of the Common Stock as reported on NASDAQ on the trading date next preceding such sale (the "Market Price"), or (ii) the Share Exercise Price then in effect, or issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter immediately before the date of such sale or the record date for each Change of Shares, the Share Exercise Price for the Common Stock included in this Underwriter's Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent to the nearest cent) determined by dividing (1) the product of (a) the Share Exercise Price in effect immediately before such Change of Shares and (b) the sum (i) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, and (ii) the number of shares determined by dividing (A) the aggregate consideration, if any, received by the Company upon such sale, issuance, subdivision or combination, by (3) the lesser of (x) the Market Price, and (y) the Share Exercise Price, in effect

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immediately prior to such Change of Shares; by (2) the total number of shares of
Common Stock outstanding immediately after such Change of Shares.

         (b) For the purposes of any adjustment to be made in accordance with this Section 8(a) the following provisions shall be applicable:

              (A)  In case of the issuance or sale of shares of Common Stock
(or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be cash, the amount of the cash portion of the consideration therefor deemed to have been received by the Company shall be (i) the subscription price (before deducting any commissions or any expenses incurred in connection therewith), if shares of Common Stock are offered by the Company for subscription, or (ii) the public offering price (before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith), if such securities are sold to underwriters or dealers for public offering without a subscription offering, or (iii) the gross amount of cash actually received by the Company for such securities, in any other case.

              (B) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, and otherwise than on the exercise of options, rights or warrants or the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash deemed to have been received by the Company shall be the value of such consideration as determined in good faith by the Board of Directors of the Company.

              (C) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

              (D) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (B) of this Section 8(a).

              (E) The number of shares of Common Stock at any one time outstanding shall be deemed to include the aggregate maximum number of shares issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

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         (ii) Upon each adjustment of the Exercise Price pursuant to this
Section 8, the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be the number derived by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Exercise Price.

         (c) In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined as provided in Section 8(a) and as provided below) less than the lower of (i) the Market Price, or (ii) Share Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration (including the issuance of any such securities by way of dividend or other distribution), the Exercise Price for the Common Stock included in this Underwriter's Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making the computation in accordance with the provisions of Section 8(a) hereof, provided that:

              (A) The aggregate maximum number of shares of Common Stock, as the case may be, issuable or that may become issuable under such options, rights or warrants (assuming exercise in full even if not then currently exercisable or currently exercisable in full) shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, for a consideration equal to the minimum Exercise Price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (A) (and for the purposes of subsection (E) of Section 8(a) hereof) shall be reduced by the number of shares as to which options, warrants and/or rights shall have expired, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

              (B) The aggregate maximum number of shares of Common Stock issuable or that may become issuable upon conversion or exchange of any convertible or exchangeable securities (assuming conversion or exchange in full even if not then currently convertible or exchangeable in full) shall be deemed to be issued and outstanding at the time of issuance of such securities, for a consideration equal to the consideration received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or other termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed

                                          9
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to be issued and outstanding pursuant to this subsection (B) (and for the purposes of subsection (E) of Section 8(a) hereof) shall be reduced by the number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

              (C) If any change shall occur in the exercise price per share provided for in any of the options, rights or warrants referred to in subsection
(A) of this section 8(b), or in the price per share or ratio at which the securities referred to in subsection (3) of this Section 8(b) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, to the extent not theretofore exercised, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities.

         (d) In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Registered Holder of each Underwriter's Warrant then outstanding shall have the right thereafter to receive on exercise of such Underwriter's Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the Corporate Office of the Warrant Agent a statement signed by its President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 8(a) and (b). The above provisions of this Section 8(c) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         (e) Irrespective of any adjustments or changes in the Share Exercise Price or the number of shares of Common Stock purchasable upon exercise of the Underwriter's Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company


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

shall exercise its option to issue new Warrant Certificates pursuant hereto, continue to express the Share Exercise Price per share and the number of shares purchasable thereunder as the Share Exercise Price per share and the number of shares purchasable thereunder were expressed in the Warrant Certificates when the same were originally issued.

         (f) After each adjustment of the Share Exercise Price pursuant to this Section 8, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (I) the Exercise Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Warrant Agent and cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder at his last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         (g) No adjustment of the Share Exercise Price or the number of shares issuable upon exercise of this Underwriter's Warrant shall be made as a result of or in connection with (A) the issuance or sale of the Underwriter's Warrants or the Securities underlying the Underwriter's Warrants, (B) the issuance or sale of the securities pursuant to the Initial Public Offering, including the securities underlying the Securities, (C) the issuance or sale of shares of Common Stock pursuant to options, warrants, stock purchase agreements and convertible or exchangeable securities outstanding or in effect on the date hereof, including options that may be granted under the Company's 1996 Stock Option Plan or Common Stock issuable on the exercise of such options; or (D) the issuance or sale of shares of Common Stock if the amount of said adjustment shall be less than $.02 for one share of Common Stock, provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least $.02 for one share of Common Stock. In addition, any Holder shall not be entitled to cash dividends paid by the Company prior to the exercise of any Underwriter's Warrant held by them.

    9. This Agreement shall be governed by and in accordance with the laws of the State of New York.


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


    IN WITNESS WHEREOF, APOLLO INTERNATIONAL OF DELAWARE, INC., has caused this Underwriter's Warrant to be signed by its duly authorized officers, and this Underwriter's Warrant to be dated as of the date first above written.



APOLLO INTERNATIONAL OF DELAWARE, INC.




By: /s/ David W. Clarke
    ---------------------------
    Name:  David W. Clarke
    Title:  President


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


                                    PURCHASE FORM


               (To be signed only upon exercise of Underwriter Warrant)

    The undersigned, the holder of the foregoing Underwriter's Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ______ Shares of APOLLO INTERNATIONAL OF DELAWARE, INC. $0.01 per share, and/or Redeemable Common Stock Purchase Warrants to purchase one (1) share of Common Stock, and herewith makes payment of $____ therefor (or hereby surrenders and delivers that portion of the Underwriter's Warrant having equivalent value (as determined in accordance with the provisions of subparagraph (d) of paragraph 2 of the Underwriter's Warrant)), and requests that the certificates for shares of Common Stock and/or Warrants be issued in the name(s) of, and delivered to whose addressees) is
(are):_________________________________________________

Dated: ____________, 19___

Signature :   _____________________________
              (Print name under signature)
              (Signature must conform in all respects to the name of holder as specified on the face of the Underwriter's Warrant).

__________________________
(Insert Social Security or Other Identifying Number of Holder)

                                  FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Warrant)

    FOR VALUE RECEIVED hereby sells, assigns and transfers unto (Please print name and address of transferee) this Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Warrant on the books APOLLO INTERNATIONAL OF DELAWARE, INC. with full power of substitution.


Dated:______________________, 19____

Signature:    ________________________________
              (Print name under signature)
              (Signature must conform in all respects to the name of holder as specified on the face of the Underwriter's Warrant.

__________________________
(Insert Social Security or Other  Identifying Number of Holder)








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